UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

OFA GROUP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42592	98-1824417
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

609 Deep Valley Drive, Suite 200 Rolling Hills, CA	92074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 418-5160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.001 par value per share	OFAL	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described below in Item 5.07 of this Current Report on Form 8-K, on May 21, 2026, at the 2026 Extraordinary General Meeting of Shareholders (the “Meeting”), the shareholders of OFA Group (the “Company”) approved the OFA Group 2026 Equity Incentive Plan (the “Plan”). The Plan was adopted by the Company’s Board of Directors (the “Board”) on May 8, 2026, and became effective upon the approval of the shareholders at the Meeting.

A description of the material terms of the Plan is set forth in Proposal 3 contained in the Company’s definitive proxy statement for the Meeting filed with the Securities and Exchange Commission on May 11, 2026. The description of the Plan is qualified in all respects by the full text of the Plan, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

As of April 16, 2026, the record date of the Meeting, there were 26,266,846 Class A ordinary shares of the Company issued and outstanding, each entitling its holder to one vote, and 20,000,000 Class B ordinary shares of the Company issued and outstanding, each entitling its holder to 25 votes. At the Meeting, the Company’s shareholders voted on the following three proposals:

1.	Proxies were solicited on behalf of the Board and a vote by ballot was taken for and against allowing the Company’s board of directors to effect a share consolidation of all the Company’s Class A ordinary shares by consolidating them at a ratio of 1 for 10 at any time after approval by the shareholders, and to authorize the board of directors to implement the share consolidation at its discretion

Votes For	Votes Against	Abstentions	Broker Non-Votes
517,538,056	58,979	2,364	-

2.	Proxies were solicited on behalf of the Board and a vote by ballot was taken for and against the adoption of the third amended and restated amended and restated memorandum and articles of association to reflect the share consolidation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
517,541,954	54,469	2,976	-

3.	Proxies were solicited on behalf of the Board and a vote by ballot was taken for and against the approval the 2026 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
517,491,380	56,053	51,966	-

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	2026 OFA Group Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2026	OFA Group

	By:	/s/ Li Hsien Wong
	Name:	Li Hsien Wong
	Title:	Chief Executive Officer